UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2014

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-32816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Conditional Resignation and Nomination of Director

On March 6, 2014, in order to balance the number of existing directors in each of its three classes, the Board of Directors of Novavax, Inc. (the “Company”) nominated Stanley C. Erck to stand for election as a Class I Director at the Company’s 2014 Annual Meeting of Stockholders, to hold office for three years until the Company’s 2017 Annual Meeting and until his successor has been duly elected and qualified. On March 6, 2014, Mr. Erck provided notification of his intention to resign as a Class III Director immediately prior to the Company’s 2014 Annual Meeting, thus allowing him to run as an unopposed Class I director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

	By:	/s/ John A. Herrmann III
Date: March 12, 2014		John A. Herrmann III
Vice President, General Counsel and Corporate Secretary